INTERGRAPH
----------
Business Operations and Finance Europe                         Memorandum
-------------------------------------------------------------------------
                                                             CONFIDENTIAL


Date:       February 18,1998

Ref:        9804

To:         Manfred Wittler

Copy:       Jim Meadlock          Manfred Wittler Personnel File

From:       Henk de Klerk

Subject:    Extension of your Netherlands Contract

-------------------------------------------------------------------------


With reference to the Contract between you and Intergraph European Manufacturing BV, effective November 1, 1989 and subsequently assigned to Intergraph European Manufacturing L.L.C. and Jeff Heath's memorandum dated May 27, 1994 reference 03-034, the aforementioned contract is hereby extended from November 1, 1997 until October 31, 1999 under the same terms and conditions as referenced in Jeff Heath's mentioned memorandum with the following change:

Your title is "Executive Vice President Sales and Support, Europe, Canada, Latin America.


Approved on February 18, 1998, Hoofddorp, The Netherlands





/s/ Henk de Klerk                   /s/ Manfred Wittler        Feb. 18, 1998
-----------------                  --------------------        -------------
Henk de Klerk                      Manfred Wittler             Date
Director Business Operations       Executive Vice President
and Finance, Europe                Sales and Support
Managing Director Intergraph       Europe, Canada,
European Manufacturing L.L.C.      Latin America